UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☒ Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001408356

SolarCity LMC Series IV, LLC

(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): 0001648638

Central Index Key Number of underwriter (if applicable): Not applicable

Seth R. Weissman, (650) 638-1028

Name and telephone number, including area code, of the person to contact in connection with this filing

Explanatory Note: For the purpose of furnishing this Form ABS-15G, the depositor signing below does not have a Central Index Key Number. The Central Index Key Number of the depositor listed above is the Central Index Key Number of the sponsor, SolarCity Corporation.

INFORMATION TO BE INCLUDED IN THE REPORT

FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01	Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Issuer

The Portfolio is projected to consist of about 17,000 separate residential rooftop PV installations with an average system size of 6.6 kW. The systems in the Portfolio correspond to four underlying tax equity funds, designated as Blue Skies, Visigoth, Integrated I, and Integrated II. California and Arizona comprise about 60% of the Portfolio’s systems, although SolarCity’s growing regional diversity is also reflected in this new Portfolio, with Colorado and additional Northeastern states (e.g. Maryland, Massachusetts, Connecticut) playing a greater role.

Procedures for Sales, Design and Construction

SolarCity’s sales, design, installation and training procedures are in line with industry best practices. Its vertically integrated structure allows for more direct control of training and quality than that of competing firms which utilize third party EPC contractors.

In October 2013, SolarCity acquired Zep (its primary supplier of frameless racking systems) and moved back-office operational support functions to a new Las Vegas, Nevada, operations center.

In 2013 and 2014, SolarCity made certain strategic decisions to facilitate its overall rapid growth, including acquisition of Zep (its primary supplier of frameless racking systems) and movement of back-office operational support functions to a new Las Vegas, Nevada, operations center. Over the period of mid-2013 through mid-2014, SolarCity dramatically reduced the median time from sales to installation (from ~130 days to 64 days) via volume-based pay incentives, the use of box trucks, and wider use of (and greater experience with) Zep racking solutions. Based on previous DNV GL audits of process documentation, system photos, and design drawings, there is sufficient evidence to conclude that SolarCity’s stated procedures for sales, design and installation are generally being followed.

Equipment Selection

The Portfolio’s primary PV suppliers are Canadian Solar, Trina, and Yingli, accounting for 93% of its installed systems. ABB/Power-One, SolarEdge, and Fronius represent 97.5% of the inverter installed capacity in the Portfolio. All SolarCity residential systems use string inverters (i.e. none use microinverters), although it is noted that SolarEdge systems have dc power optimizers attached to each module.

Modules

The module types to be used in the Portfolio have been tested to at least some industry standard performance tests and possess relevant manufacturing accreditations for at least some of their manufacturing lines. This mitigates the risk of performance issues to some extent. Given that PV module suppliers have faced stiff price competition over the past several years, the manufacturing base of the industry is changing rapidly and there is still some risk of variability in quality across plants and production lines. SolarCity has mitigated this risk for its leading suppliers (Trina, Yingli, and Canadian Solar) by engaging third party firms to regularly sample and test PV modules from the production lines and ensure their adherence to IEC 61215 test standards. In particular, 33.5% of the Portfolio’s systems correspond to models from these suppliers which were tested by DNV GL’s testing subsidiary (formerly PV Evolution Labs) in the course of ongoing testing of these suppliers’ modules. No defects have been found in such ongoing testing, which provides some comfort in terms of establishing performance expectations for the Portfolio despite its relatively short operating history. In light of the testing undertaken for these modules as well as a broader absence of known defects from SolarCity’s leading suppliers, based on our engineering judgment DNV GL considers that a slightly lower P90 degradation rate of 1.2%/year is considered reasonable for this Portfolio.

Inverters

ABB Power-One (string inverters) and SolarEdge (string inverters plus power optimizers) supply about 90% of the inverters used in the Portfolio. The Portfolio’s inverter suppliers are among the leading firms worldwide by market share. 99% of the inverters used for the Portfolio are expected to come with at least a 10 year warranty. The track record of SolarEdge’s power optimizers has been very good since their introduction in 2010. By request, DNV GL has provided detailed discussion and downside analysis for SolarEdge-based systems. An ongoing issue with respect to tripping of arc fault circuit interrupters (AFCIs) for ABB inverters installed over 2014-2015 has led to a large number of truck rolls in SolarCity’s fleet, however efforts are underway to retrofit these devices and ABB is reimbursing these truck roll expenses under warranty.

Racking

The Portfolio predominantly uses a SleekMount™ racking system from Zep Solar, which SolarCity acquired in October 2013. For both Zep racking systems as well as the alternative (Canopy) designs, SolarCity performs structural calculations using an assumed wind loading as part of the system design process. In the course of its due diligence, DNV GL has not become aware of structural or grounding-related issues with either racking system.

Metering and Communications

Production readings taken at the inverter are communicated via ZigBee, a short wave radio communications protocol, to a router inside the home and from there to SolarCity’s headquarters via the internet. As a default setting, production readings are uploaded via the router at 15 minute intervals. In the event of a loss of communications, the inverters have the ability to store data locally, often for a month or more. As of July 2014, about 5.5% of SolarCity’s fleet had monitoring that was temporarily offline for various reasons, the largest among them understood to be related to problems with homeowner internet connectivity.

Procedure for Forecasting Electric Output

SolarCity’s energy production estimates are derived using the PVWatts forecasting engine, developed by the National Renewable Energy Laboratory (NREL). When applying the PVWatts algorithm SolarCity uses the TMY2 data set offered by PVWatts combined with a set of general loss factors. For technology and shading, site specific loss factors are taken from look-up tables. The PVWatts model sacrifices some accuracy and flexibility in order to increase accessibility and reduce runtime. That said, the use of PVWatts is considered reasonable for portfolios of several thousand PV systems. The uncertainty of an estimate for any single home using this meteorological data / methodology is high, but the combined uncertainty for a geographically diverse portfolio of thousands of rooftops is much lower.

Several of the Portfolio’s systems have used the SPRITE shading tool to calculate the shading at the PV system, which is a change from SolarCity’s Solmetric SunEye method used in creating energy estimates in the production data set. To understand the difference between these two methods and any potential biasing in forecasting energy for the Portfolio, SolarCity has supplied data for 30 PV systems that used both the Solmetric SunEye tool and SPRITE tool in the creation of SolarCity’s energy estimate. The 30 systems range in shading access from 84% to 100%. Review of the results indicated that the mean SPRITE production ratio (1.008) was approximately 0.7% lower than the Solmetric mean production ratio (1.015). In the absence of more data, DNV GL is taking the approach of reducing the regional correction factors by 0.7% for those systems with shading to account for the lower mean production ratio of the SPRITE sample.

The most significant change with the SPRITE energy estimate methodology is applying the inverter efficiency derate once where it had previously been applied twice. This change increases SolarCity’s SPRITE energy estimates by approximately 2-4% over the previous methodology. The production sample data has been used to estimate a SPRITE energy estimate when determining regional correction factors for the Portfolio.

In order to verify SolarCity’s use of their stated procedure, and the level of process consistency with respect to energy estimation, DNV GL has attempted to replicate energy forecasts for specific PV systems by manually entering system information into SolarBid for 15 independently selected systems. DNV GL has observed reasonable agreement between system drawings and shading. DNV GL was able to independently verify SolarCity’s production estimates to within +/- 1% for 10 of 15 PV systems. SolarCity has worked with DNV GL to help reconcile the remaining deviations within a reasonable margin. DNV GL has considered the validation results and has assigned an appropriate uncertainty, as part of the “measurement/data reliability” uncertainty, to cover error in its own forecast due to error in SolarCity’s energy estimates.

Analysis of SolarCity’s Operational PV Systems

DNV GL has analyzed production data (for January 2009 through August 2014) from a sample of nearly 50,000 operating PV systems which began operation in December 2013 or earlier. From this analysis DNV GL has made the following observations:

1.	SolarCity’s production data is measured by the inverter and shows a bias when compared to utility metered production. DNV GL has corrected for this bias in the production data set.

2.	Overall, SolarCity’s operating PV systems have outperformed their SolarBid-based pre-construction estimates by 3.0%. The standard deviation of the production ratio is 10.7%. The relatively high variance in production ratio shows that while the majority of the PV systems outperform their pre-construction estimates, some PV systems do not. (Note: Future results for SPRITE-based estimates may differ, and have been accounted for below.)

3.	DNV GL has separated PV systems by region (i.e. states, plus Washington DC). Regional results show similar distributions (i.e. variance) as the entire data set, although the mean result varies by region, with California (CA) and Arizona (AZ) PV systems outperforming the SolarBid-based expectations by 4.0% to 5.5%. The standard deviation of production ratio ranges from 7% in Texas (TX) to 14% in Hawaii (HI).

4.	Approximately 30% of the Portfolio’s systems will use the SPRITE energy estimate methodology. This method removes an additional inverter efficiency derate and produces higher energy estimates, by approximately 2-4%, than the method use in the production sample. DNV GL has considered each system’s inverter model and corresponding efficiency to adjust the production sample to provide representative production ratios for the SPRITE energy estimate method.

5.	Based on 30 side-by-side comparisons, the SPRITE shading estimates were slightly (0.67%) less conservative than SolarCity’s previous shading estimate methodology. To account for this bias, DNV GL has reduced the regional mean production ratios by the appropriate weighted value (0.63%) when determining regional correction factors. Additionally, an error in certain early SPRITE proposals resulted in the energy estimate being approximately 0.5% higher than it should have been as the result of an incorrect standoff classification. For systems affected by this error in the Portfolio, DNV GL has reduced its own forecast by 0.5% to account for this error.

6.	DNV GL has provided forecasts based on region and energy estimate method as given in the table below. Using SolarCity’s expected Portfolio composition, DNV GL has determined overall regional correction factors as provided in the tables below.

Table 1: Blue Skies Correction Factors and Uncertainty for the Portfolio, by Region

Region	Systems (%)	Correction Factor	1-yr Total Uncertainty[2] (%)	10-yr Total Uncertainty[2] (%)
CA	30.1%	1.038	4.7%	3.7%
AZ	14.6%	1.048	3.2%	3.1%
CO	19.2%	0.939	3.5%	3.2%
MA	2.8%	1.005	6.0%	4.7%
MD	10.3%	0.983	5.4%	4.2%
NY	3.1%	0.984	6.1%	4.8%
CT	3.3%	1.010	5.7%	4.6%
NJ	2.3%	0.984	6.1%	4.8%
OR	6.3%	1.032	4.3%	3.6%
TX	4.5%	1.001	5.0%	3.9%
DE1	0.7%	0.987	8.2%	7.3%
HI	1.8%	0.941	4.8%	4.4%
PA	0.9%	0.982	7.0%	5.9%
DC	0.1%	1.005	7.7%	6.9%

Fund	100%	1.005	3.6%	3.4%

1.	Denotes a region with insufficient production data for empirical result.
2.	Uncertainty when Correction Factor is applied to the aggregate forecast for all Portfolio PV systems in the respective region.

Table 2: Visigoth Correction Factors and Uncertainty for the Portfolio, by Region

Region	Systems (%)	Correction Factor	1-yr Total Uncertainty[2] (%)	10-yr Total Uncertainty[2] (%)
CA	53.6%	1.016	5.1%	4.2%
AZ	13.4%	1.029	3.7%	3.6%
CO	5.5%	0.942	3.9%	3.6%
MA	8.1%	0.991	6.1%	4.8%
MD	5.0%	0.974	5.6%	4.4%
NY	4.5%	0.969	6.2%	4.9%
CT	3.3%	1.003	5.8%	4.6%
NJ	2.3%	0.984	6.1%	4.8%
OR	1.6%	1.044	4.3%	3.6%
TX	1.3%	0.974	5.5%	4.5%
DE1	0.7%	0.952	8.0%	7.1%
HI	0.5%	0.933	4.8%	4.4%
DC	0.0%	1.005	7.1%	6.2%
NV	0.0%	0.994	8.7%	8.6%

Fund	100%	1.007	4.3%	4.0%

1.	Denotes a region with insufficient production data for empirical result.
2.	Uncertainty when Correction Factor is applied to the aggregate forecast for all Portfolio PV systems in the respective region

Table 3: Integrated I Correction Factors and Uncertainty for the Portfolio, by Region

Region	Systems (%)	Correction Factor	1-yr Total Uncertainty[2] (%)	10-yr Total Uncertainty[2] (%)
CA	44.0%	1.037	4.7%	3.8%
AZ	17.9%	1.050	3.3%	3.1%
CO	9.4%	0.958	3.6%	3.3%
MA	6.4%	1.009	5.9%	4.5%
MD	8.1%	0.982	5.5%	4.3%
NY	2.5%	0.984	6.1%	4.7%
CT	2.9%	1.006	5.8%	4.7%
NJ	1.9%	0.990	6.1%	4.7%
OR	2.9%	1.044	4.3%	3.6%
TX	3.3%	1.004	5.0%	4.0%
DE1	0.6%	0.977	7.8%	6.8%
PA	0.1%	0.982	10.0%	9.3%
DC	0.0%	1.005	9.4%	8.8%

Fund	100%	1.023	3.8%	3.5%

1.	Denotes a region with insufficient production data for empirical result.
2.	Uncertainty when Correction Factor is applied to the aggregate forecast for all Portfolio PV systems in the respective region

Table 4: Integrated II Correction Factors and Uncertainty for the Portfolio, by Region

Region	Systems (%)	Correction Factor	1-yr Total Uncertainty[2] (%)	10-yr Total Uncertainty[2] (%)
CA	42.2%	1.012	5.1%	4.2%
AZ	16.9%	1.022	4.0%	3.8%
CO	8.9%	0.938	4.0%	3.8%
MA	10.2%	0.982	6.3%	5.0%
MD	5.7%	0.973	5.6%	4.4%
NY	7.2%	0.960	6.3%	5.1%
CT	3.3%	1.003	5.8%	4.7%
NJ	2.5%	0.984	6.1%	4.8%
OR	0.7%	1.044	4.6%	3.9%
TX	1.1%	0.967	5.7%	4.8%
DE1	1.0%	0.952	8.1%	7.1%
DC	0.1%	1.005	6.5%	5.5%
NV	0.3%	1.010	4.9%	4.7%

Fund	100%	0.999	4.4%	4.1%

1.	Denotes a region with insufficient production data for empirical result.
2.	Uncertainty when Correction Factor is applied to the aggregate forecast for all Portfolio PV systems in the respective region

7.	Estimates for subsequent years were derived by extending the first year forecast over the 20 year forecast period by assuming the degradation and availability loss factors for each respective probability of exceedance case (“P-level”). The regional uncertainty of the forecasts were considered and combined using a portfolio effect analysis. The resulting forecast for each P-level is shown in the figure below (note: only Blue Skies presented for brevity), along with SolarCity’s own estimate.

PPA/Lease Agreement Review

DNV GL understands the Portfolio will be approximately 44% leases, which have a fixed monthly fee to the customers and a 95% performance guarantee (vs. SolarCity-estimated output), and 56% power purchase agreements (PPAs), which are billed on a monthly basis according to an agreed price per kilowatt-hour ($/kWh). The $/month or $/kWh rates may be subject to annual escalation of up to 2.9% per year.

The “SolarLease” and “SolarPPA” appear to be acceptable contractual structures for the Portfolio. The principal technical challenges related to these contracts are the need for: 1) production guarantees to be appropriately sized for the SolarLease; and 2) communications to be maintained for purposes of production monitoring and invoicing of true-up payments in the case of the SolarPPAs.

O&M Agreements Review

Under the Maintenance Services Agreements and Administrative Services Agreements (MSAs and ASAs) for each of the four funds which constitute the Portfolio, SolarCity will perform maintenance, monitoring, reporting, and administrative functions in support of the commercial operations of the funds’ PV systems. DNV GL considers the scope of services to be comprehensive and acceptable. The Provider’s performance standards are generally defined and the MSAs do not have explicit performance requirements. The Provider receives a fixed fee of $15 per dc kW of capacity for its services each year, escalating at 2.5% per year annually; together with ASA fees and insurance costs, the all-in fees are ~$23/kW/year. DNV GL considers such fees to be within the range observed in the industry. The Portfolio’s separate inverter reserve provisions, should help address the risk that the actual cost of servicing the PV systems may exceed the fixed fee in years 10+ after inverter warranties expire.

Sponsor Asset Management and Maintenance Capabilities and Performance

SolarCity has provided fleet statistics for a period of six recent months, which provide a basis for estimating its field service labor costs by queue category based on case time sheet data. Cost estimates were then derived based on these categorized cost estimates. Across all available PTO years (2008 to 2013), field service visits were most common in the first year of operation and less frequent in subsequent years.

SolarCity has also apportioned its administrative expenses to arrive at an estimate of expenses incurred in maintaining its existing fleet in 2014. For both field service and administrative expense estimates, SolarCity’s estimated costs have been low relative to typical industry budgeting. These apparent cost efficiencies may relate in large part to SolarCity’s large and growing1 fleet as well as its relatively low labor and truck roll rates (vs. third party costs).

[1]

For administrative costs in particular, a significant proportion have been allocated to development of new PV systems as opposed to management of existing systems; SolarCity’s cost structure will evolve over time as the business matures.

Site Inspections and Design Checks

DNV GL has performed in-person inspection of 60 Sponsor residential PV systems, and conducted quality audits on many additional PV systems, 23 of which achieved PTO in Q3-Q4 2014 (the timeframe for which the majority of the systems in the Portfolio began operating). The conclusions of these audits have been favorable overall. Inspections in a certain newer SolarCity region revealed quality issues which warranted remediation in some cases, although SolarCity took prompt action in 2015 to rectify the identified deficiencies and improve employee training, and has also made some changes to its quality assurance / quality control process on an ongoing basis with respect to system installations.

From a review of 15 sampled PV systems from the Portfolio, DNV GL concluded that the design checking and documentation management continues to be generally more rigorous than that of other industry participants that it has reviewed. DNV GL does not expect that the PV systems in the Portfolio are at an above-normal risk of structural or electrical issues.

Financial Model Review

DNV GL has reviewed technical inputs to the Portfolio’s financial model, including energy production, O&M costs and administrative expenses. DNV GL has also proposed several stress cases that could be applied to the model in order to test robustness of cash flows in various downside scenarios.

Energy Production

SolarCity’s procedure for generating energy production estimates is reasonable. On a Portfolio-wide basis, the average of expected output relative to SolarCity’s estimates for year 1 is 1.008. The estimate variance is wide enough that a minority of systems are expected to have performance guarantee payouts over time. DNV GL has not been requested to model the potential impact of such performance guarantee payouts in its scope.

SolarCity uses a figure for performance degradation of 0.5% per year for its own estimates. DNV GL recommends a degradation rate of 0.75% per year to cover both module-level degradation (typically 0.5% per year or slightly less for good quality modules) and system degradation which is caused, in part, by degraded connectors and electrical terminations and the additional mismatch that occurs as modules along a string degrade at different rates. Additionally, compared to larger-scale plants, the unique operating considerations for residential solar are that the homeowner is relied upon to keep the system clean and free of shading increases, and that it may not be economical to “roll a truck” to correct minor underperformance issues such as string-level issues, soiling, or minor tree growth, the latter two which may also impact mismatch. DNV GL’s P502 recommendation of 0.75% per year includes both system and module-level degradation.

Operation and Maintenance Expenses

SolarCity provided a break-down of implied field service expenses for its residential PV systems over a period of five years. DNV GL has compared this breakdown against a bottom-up estimate of field service expenses over a 20 year period exclusive of inverter replacements. SolarCity has also provided budgets for its 2012 to 2014 administrative costs, with a small percentage apportioned toward operating assets. The combined implied field service and administrative costs are below the agreed MSA / ASA / insurance fee structures of ~$23/kW/year, although DNV GL notes that SolarCity’s assumed labor and truck roll costs (for example) are not reflective of third party rates. DNV GL expects the proposed inverter reserve sizing of $0.175/W dc to be a reasonable estimate for the long-term cost of replacement of the inverters in the Portfolio.

The conclusions presented herein represent what DNV GL believes to be a Base Case scenario and does not include any stress case situations. DNV GL has separately provided stress case scenarios that can serve as reasonable tests of the sensitivity of cash flows and the general robustness of the Model.

[2]	“P50” refers to a 50% probability of exceedance – in other words, this is a base case, most probable outcome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entities have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SOLARCITY SERIES HOLDINGS IV, LLC, as Depositor

By:	/s/ Brad W. Buss
Name:	Brad W. Buss
Title:	Treasurer

Date: July 29, 2015